                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                _______________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





 Date of report (Date of earliest event reported)           January 2, 1996
                                                          -------------------

                              CALIBER SYSTEM, INC.
     ---------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Ohio                        0-10716                 34-1365496
----------------------------    ----------------------     ----------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification No.)







          1077 Gorge Boulevard, P.O. Box 88, Akron, Ohio  44309-0088
          ----------------------------------------------------------
             (Address of Principal Executive Office)   (Zip Code)



     Registrant's telephone number, including area code:   (216) 384-8184
                                                          ----------------

                            Roadway Services, Inc.
     ---------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

   On December 29, 1995, the Board of Directors of the Registrant declared a spin-off distribution to the Registrant's shareholders of record at the close of business on December 29, 1995 of approximately 95% of the Common Stock of its wholly-owned subsidiary, Roadway Express, Inc. ("REX") on the basis of one share of Common Stock of REX for every two outstanding shares of Common Stock of the Registrant. The REX shares were distributed to the Distribution Agent for the spin-off distribution effective January 2, 1996 and certificates for REX shares were mailed on or about January 12, 1996. The distribution was effected to separate the Registrant and REX into two independent public companies and was approved by the Registrant's shareholders at a Special Meeting of Shareholders held on December 14, 1995.

  In connection with the spin-off, the Registrant has changed its corporate name to Caliber System, Inc. effective January 2, 1996.

  A copy of the Registrant's press release dated December 29, 1995 is attached hereto and incorporated herein.




Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------
         and Exhibits
         ------------

        (c)  Exhibits.

             See Exhibit Index.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CALIBER SYSTEM,INC.

                                        By:  D.A. Wilson
Date:   January 18, 1996                Its: Senior Vice President-Finance
                                             and Planning, Secretary and
                                             Chief Financial Officer

                                EXHIBIT INDEX
                                -------------

Exhibit No.                             Description
-----------                             -----------

   3.1(a)      Restated Amended Articles of Incorporation of Roadway Services,
               Inc. (filed as Exhibit 4(a) to Post-Effective Amendment No. 1 to RSI's Registration Statement No. 33-44502 on Form S-8 and incorporated herein by reference).

   3.1(b)      Certificate of Amendment to the Articles of Incorporation.

   10.1        Distribution Agreement between Roadway Services, Inc. and
               Roadway  Express, Inc. dated December 29, 1995.

   10.2        Form of First Amendment and Waiver to Credit Agreement among
               Roadway Services, Inc., the several banks and other financial institutions parties thereto and Chemical Bank, as agent for the lenders, dated as of September 28, 1995.

   99          Roadway Services, Inc. Press Release dated December 29, 1995.